                                  EXHIBIT 15(b)

                        Form of Amended Schedule A to the
                  Re-Executed Amended and Restated Distribution
              and Shareholder Services Plan between the Registrant
                             and BISYS Fund Services

                                                   Dated:  [_______________]

                                 Form of Amended
                                Schedule A to the
                   Distribution and Shareholder Services Plan
                              dated October 1, 1992
                   As Amended and Restated September 21, 1995
                         As Re-Executed February 7, 1997

Name of Funds                              Compensation*

The BB&T U.S. Treasury Money Market        Annual rate of fifty one-hundredths
Fund -- A Shares                           of one percent (.50%) of the average
                                           daily net assets of the BB&T U.S.
                                           Treasury Money Market Fund.

The BB&T Short-Intermediate U.S.           Annual rate of fifty one-hundredths
Government Income Fund -- A Shares         of one percent (.50%) of the average
                                           daily net assets of the BB&T
                                           Short-Intermediate U.S. Government
                                           Income Fund.

The BB&T Intermediate U.S. Government      Annual rate of fifty one-hundredths
Bond Fund -- A Shares                      of one percent (.50%) of the average
                                           daily net assets of the BB&T
                                           Intermediate U.S. Government Bond
                                           Fund.

The BB&T Growth and Income Stock           Annual rate of fifty one-hundredths
Fund -- A Shares                           of one percent (.50%) of the average
                                           daily net assets of the BB&T Growth
                                           and Income Stock Fund.

The BB&T North Carolina Intermediate       Annual rate of fifty one-hundredths
Tax-Free Fund -- A Shares                  of one percent (.50%) of the average
                                           daily net assets of the BB&T North
                                           Carolina Intermediate Tax-Free Fund.

The BB&T Balanced Fund -- A Shares         Annual rate of fifty one-hundredths
                                           of one percent (.50%) of the average
                                           daily net assets of the BB&T Balanced
                                           Fund.

The BB&T Small Company Growth              Annual rate of fifty one-hundredths
Fund -- A Shares                           of one percent (.50%) of the average
                                           daily net assets of the BB&T Small
                                           Company Growth Fund.

The BB&T International Equity              Annual rate of fifty one-hundredths
Fund -- A Shares                           of one percent (.50%) of the average
                                           daily net assets of the BB&T
                                           International Equity Fund.

The BB&T Capital Manager                   Annual rate of fifty one-hundredths
Conservative Growth Fund -- A Shares       of one percent (.50%) of the average
                                           daily net assets of the BB&T Capital
                                           Manager Conservative Growth Fund.

The BB&T Capital Manager                   Annual rate of fifty one-hundredths
Moderate Growth Fund -- A Shares           of one percent (.50%) of the average
                                           daily net assets of the BB&T Capital
                                           Manager Moderate Growth Fund.

The BB&T Capital Manager                   Annual rate of fifty one-hundredths
Growth Fund -- A Shares                    of one percent (.50%) of the average
                                           daily net assets of the BB&T Capital
                                           Manager Growth Fund.

The BB&T Prime Money Market                Annual rate of fifty one-hundredths
Fund -- A Shares                           of one percent (.50%) of the average
                                           daily net assets of the BB&T Prime
                                           Money Market Fund.

The BB&T South Carolina Intermediate       Annual rate of fifty one-hundredths
Tax-Free Fund -- A Shares                  of one percent (.50%) of the average
                                           daily net assets of the BB&T South
                                           Carolina Intermediate Tax-Free Fund.

The BB&T Large Company Growth              Annual rate of fifty one-hundredths
Fund -- A Shares                           of one percent (.50%) of the average
                                           daily net assets of the BB&T Large
                                           Company Growth Fund.

The BB&T U.S. Treasury Money Market        Annual rate of one percent (1.00%) of
Fund -- B Shares                           the average daily net assets of the
                                           BB&T U.S. Treasury Money Market Fund.

The BB&T Short-Intermediate U.S.           Annual rate of one percent (1.00%) of
Government Fund -- B Shares                the average daily net assets of the
                                           BB&T Short-Intermediate U.S.
                                           Government Fund.

The BB&T Intermediate U.S. Government      Annual rate of one percent (1.00%) of
Bond Fund -- B Shares                      the average daily net assets of the
                                           BB&T Intermediate U.S. Government
                                           Bond Fund.

The BB&T Growth and Income Stock           Annual rate of one percent (1.00%) of
Fund -- B Shares                           the average daily net assets of the
                                           BB&T Growth and Income Stock Fund.

The BB&T North Carolina Intermediate       Annual rate of one percent (1.00%) of
Tax-Free Fund -- B Shares                  the average daily net assets of the
                                           BB&T North Carolina Tax-Free Fund.

The BB&T Balanced Fund -- B Shares         Annual rate of one percent (1.00%) of
                                           the average daily net assets of the
                                           BB&T Balanced Fund.

The BB&T Small Company Growth              Annual rate of one percent (1.00%) of
Fund -- B Shares                           the average daily net assets of the
                                           BB&T Small Company Growth Fund.

The BB&T International                     Annual rate of one percent (1.00%) of
Equity Fund -- B Shares                    the average daily net assets of the
                                           BB&T International Equity Fund.

The BB&T Capital Manager                   Annual rate of one percent (1.00%) of
Conservative Growth Fund -- B Shares       the average daily net assets of the
                                           BB&T Capital Manager Conservative
                                           Growth Fund.

The BB&T Capital Manager                   Annual rate of one percent (1.00%) of
Moderate Growth Fund -- B Shares           the average daily net assets of the
                                           BB&T Capital Manager Moderate Growth
                                           Fund.

The BB&T Capital Manager                   Annual rate of one percent (1.00%) of
Growth Fund -- B Shares                    the average daily net assets of the
                                           BB&T Capital Manager Growth Fund.

The BB&T Prime Money Market                Annual rate of one percent (1.00%) of
Fund -- B Shares                           the average daily net assets of the
                                           BB&T Prime Money Market Fund.

The BB&T South Carolina Intermediate       Annual rate of one percent (1.00%) of
Tax-Free Fund -- B Shares                  the average daily net assets of the
                                           BB&T South Carolina Intermediate
                                           Tax-Free Fund.

The BB&T Large Company Growth              Annual rate of one percent (1.00%) of
Fund -- B Shares                           the average daily net assets of the
                                           BB&T Large Company Growth Fund.


[SEAL]                                       BB&T MUTUAL FUNDS GROUP


                                             By:____________________


                                             BISYS FUND SERVICES

                                             By:____________________

___________
     * All fees are computed and paid monthly.